Summary Prospectus Supplement Supplement dated April 10, 2017
One Choice© In Retirement Portfolio ■ One Choice© 2020 Portfolio ■ One Choice© 2025 Portfolio ■
One Choice© 2030 Portfolio ■ One Choice© 2035 Portfolio ■ One Choice© 2040 Portfolio ■
One Choice© 2045 Portfolio ■ One Choice© 2050 Portfolio ■ One Choice© 2055 Portfolio ■
One Choice© 2060 Portfolio
(Summary Prospectuses dated December 1, 2016)

All references to Institutional Class are changed to I Class.

The following is added as the last sentence to the first paragraph under Fees and Expenses in the summary prospectuses.
Additional information about sales charge discounts can be found in Appendix A of the prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-92304 1704